                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in this Registration Statement on
Form S-8 pertaining to the Daktronics, Inc. 2002 Employee Stock Purchase Plan of
our reports dated June 7, 2002 with respect to the consolidated financial statements and schedule II of Daktronics, Inc., which reports were included in the Daktronics, Inc. Annual Report on Form 10-K for the year ended April 27,
2002.

                                                     /s/ McGLADREY & PULLEN, LLP

Sioux Falls, South Dakota
October 30, 2002